UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

PRINCIPIA BIOPHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38653	26-3487603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 East Grand Avenue, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 416-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PRNB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Principia Biopharma Inc. (the “Company”) issued a press release on October 10, 2019 announcing positive preliminary data from its ongoing Phase 2 Part B clinical trial of its proprietary drug candidate, PRN1008, for the treatment of pemphigus. Part B of the Phase 2 trial tests six months of PRN1008 therapy compared to three months of PRN1008 therapy in Part A. The preliminary Part B results on the primary efficacy endpoint (control of disease activity) have been similar to the Phase 2 Part A results on that endpoint announced in March 2019, and no additional serious adverse events have been reported thus far. The Company anticipates providing a further data update by the end of the year.

The Company will host a conference call and webcast to discuss the preliminary data at 8:00 AM EST on October 10, 2019. Callers may listen to the conference call by phone by dialing 866-354-2347 (U.S.) or 602-563-8496 (international) with the conference ID number of 3077829. To access the conference call, please dial in at least ten minutes prior to the start of the call and inform the operator that you would like to participate in the Principia Conference Call. A replay of the conference call will be available approximately one hour after the end of the call and will be archived and available under “Events and Presentations” in the “Investors” section of the Company’s website at www.principiabio.com. The information contained in, or that can be accessed through, the Company’s website is not a part of this filing.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Principia Biopharma Inc. dated October 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPIA BIOPHARMA INC.

Date: October 10, 2019	By:	/s/ Roy Hardiman
Roy Hardiman
Chief Business Officer